                                                               EXHIBIT No. 10.6




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   AWARD/CONTRACT             1.  THIS CONTRACT IS A RATED ORDER RATING         PAGE  OF  PAGES
                              UNDER DPAS (15 cfr 350)       DO-C9               1          8
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2.  CONTRACT (Proc. Inst. Ident)NO      3.  EFFECTIVE DATE  4. REQUISITION (PURCHASE REQUEST/PROJECT NO.
     SP0200-96-D-0001              95 Oct 27                     DD#50018
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ISSUED BY         CODE  SP0200    a.  ADMINISTERED BY (if other than 5)        CODE S2101A

DEFENSE PERSONNEL SUPPORT CENTER   DCMAO BALTIMORE
2800 SOUTH 20TH STREET             200 TOWSONTOWN BLVD., WEST
PHILADELPHIA, PA 19145             TOWSON, MD  21204-5299

BUYER/SYMBOL:  ANNA PODLAS (DPSC-MGAA-PGC
TELEPHONE:  (215)737-5768          CD: C     PAS:  NONE
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7.  NAME AND ADDRESS OF CONTRACTOR  (Na, st., city, State & ZIP Code  a.  DELIVERY

     SURVIVAL TECHNOLOGY INC.                     x  FOR ORIGIN  / / OTHER (See below)
     2275 RESEARCH BOULEVARD                      9.  DISCOUNT FOR PROMPT PAYMENT
     ROCKVILLE, MD  20850
                                             N-30
     ATT:  MR. DENNIS FORRER
                                             10.  SUBMIT INVOICES               ITEM
CODE 54452          FACILITY CODE                      (4 copies unless otherwise specified)
                                             TO THE ADDRESS SHOWN IN:      12
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11.  SHIP TO/MARK FOR         CODE_____________        12.  PAYMENT WILL BE MADE BY       CODE  SC 1034
                                         DEFS-COLUMBUS CENTER
                                         DFAS-CO-JSC/CAPITOL DIVISION
                                         P. BO. BOX #182263
SEE INDIVIDUAL DELIVERY ORDER                      COLUMBUS, OH  43218-2263
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13.  AUTHORITY FOR USING OTHER THAN FULL 7 OPEN COMPETITION:     14.  ACCOUNTING & APPROPRIATION DATA
                                                  MG 97X4930 5CMO 01 25.0 S33150
     X 10 USC 2304(c) (  3  ) / / 41 USC 253(c) ( )              MG 97X4930 5CMO 01 26.0 S33150
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15A. ITEM NO.       15B. SUPPLIES/SERVICES       15C.  QUANTITY           15D.  UNIT        15E.  UNIT PRICE         15F. AMOUNT
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          TERM OF CONTRACT:
          PURSUANT TO CLAUSE 52216-8,
          ORDERING, DELIVERY ORDERS FOR
          ANY SUPPLIES TO BE ISSUED UNDER
          THIS CONTRACT MAY BE ISSUED
          FROM 27 OCT. 95 THROUGH 30 SEP 96
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               SEE PAGE 2.    15G.  TOTAL AMOUNT OF CONTRACT                    $
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                                                      18.  TABLE OF CONTENTS
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  x  SEC. DESCRIPTION              PAGES(S)  X    SEC.      DESCRIPTION         PAGE(S)
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  x A     SOLICITATION/CONTRACT FORM                        I    CONTRACT CLAUSES
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  X B     SUPPLIES OR SERVICES AND PRICES/COST           PART III - LIST OF DOCUMENTS, EXHIBITS & OTHER ATTACH.
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    C     DESCRIPTION/SPEC./WORK STATEMENT                  J    LIST OF ATTACHMENTS
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    D     PACKAGING AND MARKING                     PART IV - REPRESENTATIONS AND INSTRUCTIONS
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    E     INSPECTION AND ACCEPTANCE                         K    REPRESENTATIONS, CERTIFICATIONS AND
    F     DELIVERIES OF PERFORMANCE                              OTHER STATEMENTS OF OFFERORS
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    G     CONTRACT ADMINISTRATION DATA                 L    INSTRS., CONDS., AND NOTICES TO OFFERORS
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    H     SPECIAL CONTRACT REQUIREMENTS                M    EVALUATION FACTORS FOR AWARD
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                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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

  17. / / CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required        18.  X    AWARD  (Contractor is not required to
to sign this document and return ______ copies to issuing office.)      sign this document.)  Your offer on Solicitation Number
Contractor agrees to furnish and deliver all items or perform all       SP0200-95-R-1005 & SEE PAGE 6 including the additions or
the services set forth or otherwise identified above and on any         changes made by you which additions or changes are set
continuation sheets for the consideration stated herein.                forth in full above, is hereby accepted as to the items
The rights and obligations of the parties to this contract              listed above and on any continuation sheets. This award
shall be subject to and governed by the following document:             consummates the contract which consists of the
(a) this award/contract, (b) the solicitation, if any, and              following documents:  (a) the Government's solicitation and
(c) such provisions, representations, certifications, and               your offer and (b) this award/contract.  No further
specifications, as are attached or incorporated by reference            contractual document is necessary.
herein.  (Attachments are listed herein.)
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18A.  NAME AND TITLE OF SIGNER (Type or print)              20A.  NAME OF CONTRACTING OFFICER
                                                                          Anna Podlas
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19B.  NAME OF CONTRACTOR                   19C.  DATE SIGNED   20B.  UNITED STATES OF AMERICA                     20C. DATE SIGNED
BY                                                                   BY  s/s Anna Podlas                               10-27-95
    ---------------------------------------                              ----------------------------------
    (Signature of person authorized to sign)                             (Signature of Contracting Officer)
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





   CONTINUATION SHEET               SP0200-96D-001         2           8 PAGES
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NAME OF OFFEROR OR CONTRACTOR
                    STI
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                                    SECTION B

0001      BASE MAINTENANCE/SERVICE
          To provide labor, services and incremental production as directed by the Government in accordance with statement of work.


0002      LOGISTICS MAINTENANCE
          To provide segregation of goods, disassembly into components, shelf life extension program, and storage in accordance with statement of work.


003       DIVISION-READY BRIGADE SET PROGRAM
          To provide on-site support for the storage, assembly, and shipment of Division-Ready Brigade Sets in accordance with statement of work.


0004      BASE MAINTENANCE/MATERIAL
          To provide completely assembled Mark I Kits, Atropine, Pralidoxime, Diazepam, and Training Kits using refurbished and/or new components in accordance with statement of work.

0005      MOBILIZATION SURGE OPTION
          To provide material in the event of a mobilization surge contingency or other Government need. The contractor will ship to those locations identified by the Contracting Officer up the maximum quantities indicated.

0006      CAPITAL INVESTMENT OPTION
          To provide for production automation and product re-design for the Atropine Auto-Injector and production re-design for the Pralidoxime Auto-Injector and production re-design for the Pralidoxime Auto-Injector as proposed by STI in 9 June 1995 offer. This unevaluated option will be exercised if it is determined to be in the best interest of the Government once funds become available.

     CONTINUATION SHEET       SP0200-96D-0001               3         8 PAGES



NAME OF OFFEROR OR CONTRACTOR
                              STI
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ITEM NO.        SUPPLIES/SERVICES                                   QUANTITY         UNIT          UNIT PRICE        AMOUNT

001             BASE MAINTENANCE/SERVICE

001AA           BASE YEAR                                                                          $________       $5,463,272
001AB           OPTION YEAR ONE                                                                    $________       $5,632,633
001AC           OPTION YEAR TWO                                                                    $________       $5,812,878

0002             LOGISTICS MAINTENANCE                                                             $________       $798,180
0002AA          BASE YEAR                                                                          $________       $656,496
0002AB          BASE YEAR ONE                                                                      $________       $694,195
0002AC          BASE YEAR TWO
                                                                                                   $________       No Charge
0003             DIVISION-READY BRIGADE SET PROGRAM                                                $________       No Charge
0003AA          BASE YEAR                                                                          $________       No Charge
0003AB          OPTION YEAR ONE
0003AC          OPTION YEAR TWO

0004            BASE MAINTENANCE/MATERIAL                           ANNUAL           ESTIMATE
0004AA          BASE YEAR
                MARK I    (6505-01-174-9919)                        390,164          EA            $7.73           $3,015,968
                ATROPINE  (6505-00-926-9083)                        465,480          EA            $2.69           $1,252,141
                PRALIDOXIME    (6505-01-125-3248)                   231,694          EA            $6.42           $1,487,475
                DIAZEPAM  (6505-01-274-0951)                        417,015          EA            $6.57*          $2,739,789
0004AB          OPTION YEAR ONE
                MARK I         (6505-01-274-0951)                   390,164          EA            $7.97           $3,109,607
                ATROPINE  (6505-00-926-9083)                        465,480          EA            $2.77           $1,289,380
                PRALIDOXIME    (6505-01-125-3248)                   231,694          EA            $6.62           $1,533,814
                DIAZEPAM  (6505-01-274-0951)                        417,015          EA            $6.62           $2,760,639
0004AC          OPTION YEAR TWO
                MARK I         (6505-01-174-9919)                   390,164          EA            $8.22           $3,207,148
                ATROPINE  (6505-00-926-9083)                        465,480          EA            $2.86           $1,331,273
                PRALIDOZIME    (6505-01-125-3248)                   231,694          EA            $6.83           $1,582,470
                DIAZEPAM  (6505-01-274-0951)                        417,015          EA            $6.83           $2848,212

0005             MOBILIZATION SURGE OPTION                          MAXIMUM
0005AA          BASE YEAR
                MARK I         (6505-01-174-9919)                   1,270,946        EA            $10.24          $13,014,487
                ATROPINE  (6505-00-926-9083)                        3,721,997        EA            $3.30           $12,282,590
                PRALIDOXIME    (6505-01-125=3248)                   1,011,599        EA            $6.57           $6,646,205
                DIAZEPAM  (6505-01-274-0951)                        1,861,137        EA            $6.57           $12,227,670
0005AB          OPTION YEAR ONE
                MARK I         (6505-01-174-9919)                   1,270,946        EA            $10.56          $13,421.190
                ATROPINE  (6505-00-926-9083)                        3,721,997        EA            $3.40           $12,654,790
                PRALIDOXIME    (6505-01-125-3248)                   1,011,599        EA            $6.77           $6,848.525
                DIAZEPAM  (6505-01-274-0951)                        1,861,137        EA            $6.77           $12,599,897
005AC           OPTION YEAR TWO
                MARK I         (6505-01-174-9919)                   1,270,946                      $10.90          $13,853,311
                ATROPINE  (6505-00-926-9083)                        3,721,997                      $3.51           $13,064,209
                PRALIDOXIME    (6505-01-125-3248)                   1,011,599                      $6,99           $7,071,077
                DIAZEPAM  (6505-01-274-0951)                        1,861,137                      $6.99           $13,009,348

0006             CAPITAL INVESTMENT OPTION                          Unevaluated
                * $6.42 for quantities above 417,015 EA             option


   CONTINUATION SHEET                    SP0200-96D-001       4         8 PAGES
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NAME OF OFFEROR OR CONTRACTOR
                           STI
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VARIATION IN QUANTITY:
     Plus or Minus 2%

INSPECTION AND ACCEPTANCE:
     Origin

FOB:
     Origin

MANUFACTURING AND PACKAGING/PACKING LOCATION:
     Survival Technology, Inc.
     2555 Hermelin Drive
     St. Louis, MO  63144

SOURCE OF RAW MATERIALS:
     Atropine:      Boeringer-Ingelheim, German
     Pralidoxime:   Ayerst Lab, Rousse Point, NY
     Diazepam:      SST Corp., Clifton, NJ

PAYMENT ADDRESS:
     Survival Technology Inc.
     P. O. Box 7777-W8100
     Philadelphia, PA 19175-8100

GUARANTEED MINIMUM:
     Delivery Order SP0200-96d-0001-8001 covering the base year annual services under lines 0001 and 0002 of the contract will be issued as a separate document concurrently with the issuance of this basic contract. The guaranteed minimum for line 0004 (2% of the estimated dollar value of line 0004: $169,907.46) will be issued during the base year.

ANNUAL MAXIMUM ORDER QUANTITIES UNDER LINE ITEM 0004:
     NSN 6505-01-174-9919     Mark I Kit                         2,340,984 EA
     NSN 6505-00-926-9083     Atropine Auto-Injector             2,461,124 EA
     NSN 6505-01-125-3248     Pralidoxime Auto-Injector          1,260,504 EA
     NSN 6505-01-274-0951     Diazepam Auto-Injector             1,251,045 EA

REOPENER PROVISION:
     See attached provision.

DELIVERY:
     For items with available pre-stocked components:       4 Weeks after award
                                                            of delivery order.
     For items without available pre-stocked components:    16 Weeks after award
                                                            of delivery order.

OPTION PROVISION:
     Option Clause 52.217-9P12 is a part of this contract with two one-year option periods available at the unit prices stated on page 3. The contracting officer shall give the contractor a preliminary written notice of intent to extend at least 15 days before expiration of the contract.

  CONTINUATION SHEET                    SP0200-96D-001          5       8 PAGES
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NAME OF OFFEROR OR CONTRACTOR
                        STI
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PRE-STOCKING OF COMPONENT PARTS:
     The Government may purchase component parts for each injector throughout the life of this contract as excess War Stopper funds become available. This material shall be purchased against line item 0004 and shall be stored and rotated by the contractor to fill given delivery orders. No additional costs for storage and rotation shall apply.

GOVERNMENT FURNISHED MATERIAL:
     The following will be considered Government Furnished Material under this contract:
          1) Expired or extended material shipped to STI for shelf life extension in accordance with line item 0002 and Logistics Maintenance/DRB Program Statement of Work.
          2) Material purchased under line item 0004 specifically for the DRB Program to be stored at STI in accordance with line item 0003 and Logistics Maintenance/DRB Program Statement of Work.
          3) Components purchased under line item 0004 identified as pre-stocking components.

EFFECTIVE DATE:
Effective date of Base Year shall be from 27 Oct 1995 through 30 Sep 1996. The contractor shall submit invoices on the 15th and 30th of each month during the base year. The payment schedule will be as follows for Line Items 0001 and 0002:
     Contract Value for Line Items 0001 and 0002       $6,261,452
               Oct 27-31                               $   85,773
                                                       ----------
     Balance                                           $6,175,679
     22 Payments                                       $  280,713

October 30, 1995         $ 85,773
Nov 15, 1995             $280,713
Nov 30, 1995             $280,713
Dec 15, 1995             $280,713
Dec 31, 1995             $280,713
Jan 15, 1996             $280,713
Jan 31, 1996             $280,713
Feb 15, 1996             $280,713
Feb 29, 1996             $280,713
Mar 15, 1996             $280,713
Mar 31, 1996             $280,713
Apr 15, 1996             $280,713
Apr 30, 1996             $280,713
May 15, 1996             $280,713
May 31, 1996             $280,713
Jun 15, 1996             $280,713
Jun 30, 1996             $280,713
Jul 15, 1996             $280,713
Jul 31, 1996             $280,713
Aug 15, 1996             $280,713
Aug 31, 1996             $280,713
Sep 15, 1996             $280,713
Sep 30, 1996             $280,713

Effective dates for Option Year One and Two, if exercised, shall be from 1 Oct 1996 through 30 Sep 1997 and 1 Oct 1997 through 30 Sep 1998, respectively.

   CONTINUATION SHEET            SP0200-96D-001            6           8 PAGES
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NAME OF OFFEROR OR CONTRACTOR
                         STI
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Invoices for Line Item 0004 will be submitted after issuance of each Delivery
Order.  The same shall apply for Line Items 0005 and 0006, if exercised.

CONTINUATION FROM BLOCK 18 PAGE 1:
     Amendments 0001 through 0005
     Contractor Correspondence dated:
          9 Jun  1995
          12 Jun 1995
          20 Jun 1995
          15 Aug 1995
          11 Sep 1995
          12 Sep 1995
          22 Sep 1995
          28 Sep 1995
           2 Oct 1995
          24 Oct 1995
          25 Oct 1995
          26 Oct 1995
          27 Oct 1995

    CONTINUATION SHEET            SP0200-96D-001           7           8 PAGES
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NAME OF OFFEROR OR CONTRACTOR
                        STI
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REOPENER CLAUSE (OCT 1995)

(a) This clause applies only to Items 0004 Base Maintenance/Material and 0005 Mobilization Surge Option as listed in Section B, Schedule of Supplies and Services. Only downward price adjustments shall apply.

(b) The negotiated prices for all items were based on the most current, accurate and complete information available at the time of negotiations regarding the contractor's estimated production forecast, business volume, and indirect cost structure. The contractor's practices comply with the Generally Accepted Accounting Principles and appropriate Defense Contract Audit Agency guideline in connection with the proposed statement of work upon which these prices were negotiated.

(c) The prices negotiated for items 0004 and 0005 shall be firm-fixed priced for the respective contract and option periods unless any of the following circumstances described below occur.

     1. Commercial Production (dollars): The contractor's FY96, FY97, and FY98 commercial production volume varies significantly enough to cause the proposed commercial production costs for direct material and direct labor to exceed $4,150,788 per annual contract term (i.e. 110% of $3,773,444, the proposed estimated commercial production costs in the contractor's SF1411, Schedules D-1 and D-2).

     2. Government Sales (unit) (Government sales are defined as sales to the Department of Defense): The total volume of Government Sales per annual contract term exceeds 1) 1,200,000 units of Atropine and 2) 1,200,000 units of any combination of sales of Pralidoxime and Diazapam. Each Mark I Kit sold shall be converted to one Atropine and one Pralidoxime injector for the purpose of determining sales under this clause.

(d) When any of the above occurs, DPSC may reopen the contract to renegotiate the appropriate cost elements cited in the table in paragraph (h) for the base and option years. The purpose is to make a downward adjustment in contract price to equitably share in lower unit costs that may be realized by the contractor as a result of increased commercial and/or Government business unforeseen at the time of contract award.

(e) The negotiated General & Administrative rate of 24.48% will be applied to renegotiated costs in the base and option terms in a method consistent with the methodology negotiated prior to contract award.

  CONTINUATION SHEET          SP0200-96D-001               8           8 PAGES
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NAME OF OFFEROR OR CONTRACTOR
                        STI
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REOPENER CLAUSE (OCT 1995)

(f) In order to ensure timely definitization of any adjustment that may be required under this clause, the Government has the option to conduct cost/financial reviews AT ANY TIME during the course of the contract term to determine whether a price reduction is authorized. The Contracting Officer may request ANY information (e.g., sales data) and cost data (including certified cost or pricing data) she deems necessary to make this determination. (If necessary, the Contracting Officer and/or authorized representative may conduct reviews at the contractor's plant and have access to the contractor's financial and production records.) The Contractor shall provide this information within 30 days of any such request. (Reviews are tentatively scheduled for 1 November 1996, 1 November 1997, and 1 November 1998).

     (i) Once negotiations are completed, the Contracting Officer shall promptly issue a modification reducing the unit prices for items 0004 and 0005 for the applicable contract term and recoup any money for units actually delivered by the same term.

     (ii) Should the Contractor fail to submit the information in paragraph (f), or should there be no agreement as to the amount of the price adjustment, the Contracting Officer may make a unilateral determination and modify the contract accordingly. Failure to agree with such change in the contract price shall be resolved in accordance with the Disputes clause of the contract.

(g) For the propose of this clause, the elements of cost subject to adjustment in accordance with this clause are limited to reduction in Government cost only. Each element of cost to be examined shall stand alone and increases in one element will not be allowed to offset decreases in another r(i.e., higher material handling overhead will not offset lower manufacturing overhead); however, the above will not preclude the contracting Officer, solely at her discretion, from weighing the individual circumstances of such a scenario and determining to allow just such an offset on a case by case basis if such actio is in the best interest of the Government.

(h) The following cost elements only shall be considered for renegotiation if authorized under this clause:

     CAUSE FOR REOPENING                ELEMENTS SUBJECT TO REOPENING

Commercial Production (dollars)         1. St. Louis Plant Overhead (O/H)
Paragraph (c)1                          2. Additional St. Louis Plant O/H

Government Sales (units)                1. St. Louis Plant O/H
Paragraph (c)2                          2. Additional St. Louis Plant O/H
                                        3. Manufacturing Costs
                                        4. Manufacturing Material O/H Cost


                                (End of Clause)